UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2021

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39245	84-3755666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement.

On July 1, 2021, Radio City Productions LLC (“Radio City Productions”), a wholly owned subsidiary of Madison Square Garden Entertainment Corp. (the “Company”), and RCPI Landmark Properties, L.L.C. (“RCPI”) entered into the sixth amendment (the “Lease Amendment”) to a lease agreement dated December 4, 1997, as amended, pursuant to which Radio City Productions leases Radio City Music Hall and ancillary spaces (the “Lease”). The Lease Amendment extends the term of the Lease, which was previously set to expire in February 2023, until August 31, 2038 for all spaces covered by the prior Lease other than the Retail Space, with an option to renew for an additional 10 years at Fair Market Value (as defined under the Lease Amendment) by providing notice to RCPI. The Lease Amendment also modifies the fixed rent payable, commencing on March 1, 2023, with a six-month rent abatement period as long as Radio City Productions is not in default under the Lease. The Lease Amendment also provides for certain building improvements to be carried out by the parties and funded by RCPI up to certain amounts specified in the Lease Amendment. The term of the Lease with respect to the Retail Space will expire as of February 28, 2023.

The foregoing description of the Lease Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Lease Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Sixth Amendment to Lease Agreement dated December 4, 1997, between RCPI Landmark Properties, L.L.C. and Radio City Productions LLC, dated July 1, 2021.+

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+

Certain confidential information - identified by bracketed asterisks “[*****]” - has been omitted from this exhibit pursuant to Item 601(b)(10) of Regulation S-K because it is both (i) not material and (ii) would be competitively harmful to the Registrant if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(Registrant)

By:	/s/ Mark H. FitzPatrick
Name: Mark H. FitzPatrick
Title: Executive Vice President and Chief Financial Officer

Dated: July 2, 2021

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